UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 6, 2008
R.H. DONNELLEY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-07155	13-2740040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Winstead Drive, Cary, NC (Address of principal executive offices)	Registrant’s telephone number, including area code: (919) 297-1600	27513 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
R.H. Donnelley Inc. Credit Agreement
     On June 6, 2008, R.H. Donnelley Corporation (the “Company”) and R.H. Donnelley Inc., a wholly owned subsidiary of the Company (“RHDI”), entered into the Second Amendment (the “Amendment”) to the Second Amended and Restated Credit Agreement, dated as of December 13, 2005, as previously amended by the First Amendment, dated as of April 24, 2006 (as amended, the “RHDI Credit Agreement”), among the Company, RHDI, the several banks and other financial institutions or entities from time to time parties thereto, Deutsche Bank Trust Company Americas, as administrative agent, and the other agents party thereto.
     The Amendment amends the RHDI Credit Agreement to, among other things, (i) permit certain senior unsecured debt of RHDI to be issued in exchange for certain outstanding debt of the Company under the indebtedness covenant, restricted payments covenant, investments covenant and modification of debt instruments covenant, (ii) modify the financial performance covenants for greater flexibility, (iii) increase the interest rates applicable to the loans thereunder, including the base rate (including a minimum base rate of 4.00%), the Eurodollar rate (including a minimum Eurodollar rate of 3.00%) and the applicable margins applied thereto and (iv) extend the maturity date of $100 million of the $175 million revolving facility to June 2011. The remaining $75 million of the revolving facility will mature in December 2009.
     After giving effect to the Amendment, the interest rates applicable to the loans are, at the option of the RHDI, the base rate or Eurodollar rate plus the following applicable margins:

	Eurodollar Rate		Initial Amount of
	Loans	Base Rate Loans	Facility/Commitment

Revolver	3.50%	2.50%	$175.0 million
Tranche D-1 Term Loans	3.75%	2.75%	$350.0 million
Tranche D-2 Term Loans	3.75%	2.75%	$1,422.0 million
     The RHDI Credit Agreement continues to contain customary representations and warranties. The RHDI Credit Agreement also continues to contain usual and customary affirmative and negative covenants that, among other things, restrict (i) the incurrence of additional indebtedness, including capital leases and liens; (ii) the payment of dividends and repurchases of capital stock; (iii) mergers, consolidations, acquisitions, asset dispositions and sale-leaseback transactions; (iv) investments; (v) capital expenditures; and (vi) transactions with affiliates. The RHDI Credit Agreement continues to contain the following financial covenants: (i) maximum consolidated leverage; (ii) minimum interest coverage; and (iii) maximum senior secured leverage (each as defined in the RHDI Credit Agreement). The loans under the RHDI Credit Agreement are subject to acceleration upon the occurrence of customary events of default.
     The term loans continue to require quarterly principal payments. Interest is generally payable on the loans quarterly in arrears or the last day of the applicable interest period, as applicable. The Tranche D-1 Term Loans and the Tranche D-2 Term Loans mature in June 2011.
     In connection with the Amendment, the Company, RHDI and its subsidiaries reaffirmed pursuant to the Reaffirmation, dated as of June 6, 2008 (the “RHDI Reaffirmation”), their obligations under the Second Amended and Restated Guarantee and Collateral Agreement, dated as of December 13, 2005, in favor of Deutsche Bank Trust Company Americas, as administrative agent.
     The Amendment and the RHDI Reaffirmation are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K. The foregoing descriptions of the Amendment and the RHDI Reaffirmation are qualified in their entirety by reference to the full text of such documents, which are incorporated herein by reference thereto.
     Certain of the lenders and agents and their affiliates have engaged in transactions with and performed commercial and investment banking, financial advisory and/or lending services for the Company and its affiliates from time to time for which they have received customary compensation, and may do so in the future.
Dex Media West LLC Credit Facility
     On June 6, 2008, certain subsidiaries of the Company entered into the Credit Agreement, dated as of June 6, 2008, among Dex Media West LLC, as borrower (“DMW LLC”), Dex Media West, Inc. (“DMWI”), Dex Media, Inc. (“DMI”), JPMorgan Chase Bank, N.A., as administrative agent for the lenders party thereto (the “Agent”), and the several banks and other financial institutions or entities from time to time party thereto (the “Dex Media West Credit Agreement”). The Dex Media West Credit Agreement provides for (1) a $1.08 billion term loan credit facility consisting of (a) a $130 million Tranche A Term Loan (the “Tranche A Term Loan”) and (b) a $950 million Tranche B Term Loan (the “Tranche B Term Loan” and, together with the Tranche A Term Loan, the “Term Loans”) and (2) a $90 million revolving credit facility (the “Revolver”). The Revolver and the Tranche A Term Loan each bear interest at a floating rate based upon, at the option of DMW LLC, the base rate or a Eurodollar rate (each as described in the Dex Media West Credit Agreement) plus a margin of 2.75% (or 2.50% if DMW LLC’s leverage is less than 3.0 to 1.0 (as described in the Dex Media West Credit Agreement)) in the case of base rate loans or 3.75% (or 3.50% if DMW LLC’s leverage is less than 3.0 to 1.0 (as described in the Dex Media West Credit Agreement)) in the case of Eurodollar rate loans. The maturity date of the Revolver is October 24, 2013, or, in the event that more than $25 million of DMW LLC’s 9.875% senior subordinated notes due 2013 (or any refinancing or replacement thereof) (the “Senior Subordinated Notes”) are outstanding, the date that is three months prior to the final maturity date of such notes. The Tranche A Term Loan will begin to amortize on June 30, 2009 and shall thereafter be repayable in quarterly amounts totaling 10% in the first year thereafter, 15% in the second and third years thereafter, 20% in the fourth year thereafter and 20% payable on June 30, 2013, with the remainder being payable on October 24, 2013, or, in the event that more than $25 million of the Senior Subordinated Notes are outstanding, the date that is three months prior to the final maturity date of such notes. The Tranche B Term Loan bears interest at a floating rate based upon, at the option of DMW LLC, the base rate or a Eurodollar rate (each as described in the Dex Media West Credit Agreement) plus a margin of 3.00% in the case of base rate loans or 4.00% in the case of Eurodollar rate loans. The Tranche B Term Loan will begin to amortize on June 30, 2009, and shall thereafter be repayable in quarterly installments totaling 1% annually thereafter, with the remainder being payable on October 24, 2014, or, in the event that more than $25 million of the Senior Subordinated Notes are outstanding, the date that is three months prior to the final maturity date of such notes.

     The proceeds of the Term Loans were used to refinance the outstanding term loans under DMW LLC’s prior Amended and Restated Credit Agreement, dated January 31, 2006, by and among DMW LLC, DMWI, DMI, the lenders from time to time party thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents parties thereto, as amended, and to pay related fees and expenses, with the remainder being used for general corporate purposes of DMW LLC and its subsidiaries.
     Interest is due on the loans quarterly in arrears with respect to base rate loans and at the end of each interest period (or in the case of interest periods longer than three months, every three months) with respect to Eurodollar rate loans. DMW LLC may prepay the loans under the Dex Media West Credit Agreement in its discretion without premium or penalty, other than a 1.0% prepayment fee in the case of the Tranche B Term Loan if refinanced under certain circumstances with new term loans on or before the first anniversary of the closing date.
     The Dex Media West Credit Agreement also provides for an uncommitted incremental facility whereby DMW LLC can borrow additional revolving or term loans in an aggregate amount not to exceed $400 million under certain circumstances, subject to obtaining commitments for such incremental loans, provided that no more than $200 million of the proceeds of the incremental facility may be used for purposes other than refinancing certain outstanding debt of DMW LLC.
     The Dex Media West Credit Agreement contains customary representations and warranties. The Dex Media West Credit Agreement also contains usual and customary affirmative and negative covenants that, among other things, restrict DMW LLC’s, and in certain circumstances DMWI’s, ability to (i) incur additional indebtedness; (ii) create liens; (iii) merge or consolidate with certain entities; (iv) make certain investments, advances, guarantees and acquisitions; (v) transfer assets; (vi) engage in sale-leaseback transactions; (vii) enter into certain swaps; (viii) make dividends, distributions, repurchases and other restricted payments; and (ix) engage in certain affiliate transactions. In addition, the Dex Media West Credit Agreement contains the following financial covenants: (i) maximum consolidated leverage, (ii) minimum interest coverage and (iii) maximum senior secured leverage. The Dex Media West Credit Agreement also contains a parent covenant that restricts DMI’s ability to engage in certain businesses and activities, incur certain liabilities, incur indebtedness other than certain permitted indebtedness and liens other than certain permitted liens. The Dex Media West Credit Agreement also contains certain customary events of default, including, but not limited to, the failure to make required payments, material breaches of representations or warranties, the failure to observe certain covenants or agreements, the failure to make required payments, failure to pay or acceleration of certain other indebtedness, bankruptcy, insolvency and a change of control. The loans under the Dex Media West Credit Agreement are subject to acceleration upon the occurrence of customary events of default.
     In connection with the Dex Media West Credit Agreement, on June 6, 2008, DMW LLC and DMWI also entered into the Guarantee and Collateral Agreement, dated as of June 6, 2008 (the “Guarantee and Collateral Agreement”), by and among DMW LLC, DMWI, the subsidiary guarantor party thereto and JPMorgan Chase Bank, N.A., as collateral agent (the “Collateral Agent”), pursuant to which DMWI and the subsidiary guarantor guarantee the obligations of DMW LLC under the Dex Media West Credit Agreement and DMW LLC, DMWI and the subsidiary guarantor granted a security interest in the Collateral (as defined in the Guarantee and Collateral Agreement) to the Collateral Agent as collateral for the loans.
     In connection with the Dex Media West Credit Agreement, on June 6, 2008, DMI entered into the Pledge Agreement, dated as of June 6, 2008 (the “Pledge Agreement”), by and between DMI and the Collateral Agent, pursuant to which DMI pledged the stock of DMWI to the Collateral Agent as collateral for the loans.
     The Dex Media West Credit Agreement, the Guarantee and Collateral Agreement and the Pledge Agreement are filed as Exhibits 10.3, 10.4 and 10.5 to this Current Report on Form 8-K. The foregoing descriptions of the Dex Media West Credit Agreement, the Guarantee and Collateral Agreement and the Pledge Agreement are qualified in their entirety by reference to the full text of such documents, which are incorporated herein by reference thereto.
     Certain of the lenders and agents and their affiliates have engaged in transactions with and performed commercial and investment banking, financial advisory and/or lending services for the Company and its affiliates from time to time for which they have received customary compensation, and may do so in the future.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off- Balance Sheet Arrangement of a Registrant.
     The information disclosed under Item 1.01 of this Current Report on Form 8-K relating to the RHDI Credit Agreement and the Dex Media West Credit Agreement is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits
          The following exhibits are filed with this report:

Exhibit No.	Exhibit Description

10.1	Second Amendment, dated as of June 6, 2008, to the Second Amended and Restated Credit Agreement, dated as of December 13, 2005 as amended by the First Amendment, dated as of April 24, 2006, among R.H. Donnelley Corporation, R.H. Donnelley Inc., the several banks and other financial institutions or entities from time to time parties thereto, Deutsche Bank Trust Company Americas, as administrative agent, and the other agents parties thereto.

10.2	Reaffirmation, dated as of June 6, 2008, among R.H. Donnelley Corporation, R.H. Donnelley Inc. and its subsidiaries and Deutsche Bank Trust Company Americas, as administrative agent.

Exhibit No.	Exhibit Description

10.3	Credit Agreement, dated June 6, 2008, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, the several banks and other financial institutions or entities from time to time parties thereto as lenders, J.P. Morgan Securities Inc. and Banc of America Securities LLC, as co-lead arrangers and joint-bookrunners, JPMorgan Chase Bank, N.A., as administrative agent, and Bank of America, N.A., as syndication agent.

10.4	Guarantee and Collateral Agreement, dated as of June 6, 2008, among Dex Media West LLC, Dex Media West, Inc., the subsidiary guarantor party thereto and JPMorgan Chase Bank, N.A., as collateral agent.

10.5	Pledge Agreement, dated as of June 6, 2008, among Dex Media, Inc. and JPMorgan Chase Bank, N.A., as collateral agent.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

R.H. DONNELLEY CORPORATION
/s/ Mark W. Hianik
Name:	Mark W. Hianik
Title:	Senior Vice President, General Counsel and Corporate Secretary

     Date: June 6, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Second Amendment, dated as of June 6, 2008, to the Second Amended and Restated Credit Agreement, dated as of December 13, 2005 as amended by the First Amendment, dated as of April 24, 2006, among R.H. Donnelley Corporation, R.H. Donnelley Inc., the several banks and other financial institutions or entities from time to time parties thereto, Deutsche Bank Trust Company Americas, as administrative agent, and the other agents parties thereto.

10.2	Reaffirmation, dated as of June 6, 2008, among R.H. Donnelley Corporation, R.H. Donnelley Inc. and its subsidiaries and Deutsche Bank Trust Company Americas, as administrative agent.

10.3	Credit Agreement, dated June 6, 2008, among Dex Media, Inc., Dex Media West, Inc., Dex Media West LLC, the several banks and other financial institutions or entities from time to time parties thereto as lenders, J.P. Morgan Securities Inc. and Banc of America Securities LLC, as co-lead arrangers and joint-bookrunners, JPMorgan Chase Bank, N.A., as administrative agent, and Bank of America, N.A., as syndication agent.

10.4	Guarantee and Collateral Agreement, dated as of June 6, 2008, among Dex Media West LLC, Dex Media West, Inc., the subsidiary guarantor party thereto and JPMorgan Chase Bank, N.A., as collateral agent.

10.5	Pledge Agreement, dated as of June 6, 2008, among Dex Media, Inc. and JPMorgan Chase Bank, N.A., as collateral agent.